UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2017

NEWFIELD EXPLORATION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-12534	72-1133047
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Waterway Square Place, Suite 100

The Woodlands, Texas 77380

(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 210-5100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                                                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                                                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                                                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                                                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)          As described under Item 5.07 below, Newfield Exploration Company (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) on May 16, 2017. At the Annual Meeting, the Company’s stockholders approved the Newfield Exploration Company 2017 Omnibus Incentive Plan (the “2017 Plan”), which was adopted by the Company’s Board of Directors (the “Board”) on March 16, 2017, subject to stockholder approval at the Annual Meeting. The effective date of the 2017 Plan is May 16, 2017. The 2017 Plan provides for the reservation of up to 10,500,000 shares of common stock, which may be issued under the 2017 Plan in connection with awards of options, stock appreciation rights, restricted stock, restricted stock units, bonus stock, dividend equivalents, other stock-based awards and cash awards, any of which may be further designated as performance awards, to eligible officers, employees, directors and consultants of the Company and its subsidiaries who are selected by the Board or a designated committee thereof to receive such an award.

The 2017 Plan replaced the Company’s 2011 Omnibus Stock Plan (the “2011 Plan”) as the vehicle used to make long-term equity incentive awards. From and after the effective date of the 2017 Plan, no further awards may be made under the 2011 Plan, although awards previously granted under the 2011 Plan will remain outstanding in accordance with their terms.  A description of the material terms and conditions of the 2017 Plan is provided on pages 55-64 of the Company’s proxy statement filed with the Securities and Exchange Commission (the “Commission”) on March 29, 2017 (the “Proxy Statement”), and the full text of the 2017 Plan is included as Exhibit 99.1 to the Company’s Registration Statement on Form S-8 for the 2017 Plan, filed with the Commission on May 16, 2017, which description and text are incorporated herein by reference.

At the Annual Meeting, the Company’s stockholders also approved the Newfield Exploration Company Amended and Restated 2010 Employee Stock Purchase Plan (the “Amended and Restated ESPP”) to increase the maximum number of shares that may be made available for sale thereunder by 2,000,000 shares, effective May 16, 2017.  The Amended and Restated ESPP is designed to provide the Company’s eligible employees and those of participating related subsidiary corporations with the opportunity to purchase shares of Company common stock on periodic purchase dates through accumulated payroll deductions. A description of the material terms and conditions of the Amended and Restated ESPP is provided on pages 65-68 of the Proxy Statement, and the full text of the Amended and Restated ESPP is included as Exhibit 99.1 to the Company’s Registration Statement on Form S-8 for the Amended and Restated ESPP, filed with the Commission on May 16, 2017, which description and text are incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders.

(a)         The Company’s Annual Meeting was held on May 16, 2017.

(b)         The following actions were taken at the Annual Meeting, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and the final number of votes cast for, votes cast against, abstentions and broker non-votes for each proposal are set forth below:

1.              Each of the nine nominees for director was elected to serve a one-year term expiring at the 2018 Annual Meeting of Stockholders. The final voting results were as follows:

Nominee	For	Against	Abstentions	Broker Non-Votes
Lee K. Boothby	163,319,348	4,522,593	363,314	7,015,056
Pamela J. Gardner	165,340,524	2,842,927	21,804	7,015,056
Steven W. Nance	166,305,830	1,506,464	392,961	7,015,056
Roger B. Plank	167,727,438	453,809	24,008	7,015,056
Thomas G. Ricks	163,686,657	4,494,164	24,434	7,015,056
Juanita M. Romans	164,963,062	3,209,967	32,226	7,015,056
John W. Schanck	167,581,700	600,689	22,866	7,015,056
J. Terry Strange	164,699,081	3,483,162	23,012	7,015,056
J. Kent Wells	167,730,001	452,262	22,992	7,015,056

2.              The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The final voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
162,497,214	5,636,671	71,370	7,015,056

3.              The stockholders approved, on a non-binding, advisory basis, the frequency of future “Say-on-Pay” votes to occur every year. The final voting results were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
155,406,726	219,384	12,540,052	39,093	7,015,056

4.              The appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for 2017 was ratified. The final voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
172,371,379	2,805,910	43,022	0

5.              The stockholders approved the 2017 Plan. The final voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
158,365,778	9,757,620	81,857	7,015,056

6.              The stockholders approved the material terms of the 2017 Plan to comply with the stockholder approval requirements of Section 162(m) of the Internal Revenue Code. The final voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
159,747,285	8,371,729	86,241	7,015,056

7.              The stockholders approved the Amended and Restated ESPP. The final voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
167,712,441	407,009	85,805	7,015,056

(d)         Based on the voting results for the third proposal listed above regarding the frequency of future “Say-on-Pay” votes, the Company determined that a non-binding, advisory vote to approve the compensation of the Company’s named executive officers will be conducted every year, until the next advisory vote on this matter is held.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY

Date: May 17, 2017	By:	/s/ Timothy D. Yang
Timothy D. Yang
General Counsel and Corporate Secretary